UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                               _____________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934





     Date of report (Date of earliest event reported)     May 2, 1996
                                                     ---------------------

                           GETTY PETROLEUM CORP.
         --------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)



Delaware                        1-8059                  11-2232705
- --------------------------------------------------------------------------
(Date or Other Jurisdiction     (Commission            (IRS Employer
of Incorporation)               File Number)           Identification No.)


125 Jericho Turnpike, Jericho, New York                   11753
- --------------------------------------------------------------------------
(Address of principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code     (516) 338-6000


- -------------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)



                             Page 1 of 6 Pages
                        Exhibit Index is on Page 4

Item 5.  Other Events.

     On May 2, 1996, Getty Petroleum Corp. (the "Company") announced that a federal judge in the Eastern District of New York had entered a judgment against a former Getty subsidiary in the amount of $8.4 million plus interest. Additional information with respect to the judgment and its impact on the Company's results of operations is included in the press release issued by the Company on May 2, 1996, which press release is filed as an exhibit hereto and incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit
No.                                Description

99.1           Press Release dated May 2, 1996 of Getty Petroleum Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GETTY PETROLEUM CORP.

Date:          May 2, 1996                    By: /s/ Leo Liebowitz
                                                  ------------------------
                                                  Leo Liebowitz
                                                  President

                                  EXHIBIT INDEX

Exhibit                                                       Sequentially
  No.                    Description                          Numbered Page
- --------                 ----------------------------------   -------------
99.1                     Press Release dated May 2, 1996 of         5
                         Getty Petroleum Corp.